GE Institutional Funds	Summary Prospectus January 29, 2010 (as amended on September 28, 2010)

S&P 500® Index Fund

Investment Class  GIDIX     Service Class  GIDSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-493-3042 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500 Composite Stock Index

Fees and Expenses of the Fund

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investment Class	Service Class
Management Fees[1]	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.42%
1	The Fund’s management fee is a “unitary fee” that includes most operating expenses payable by the Fund.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Investment Class	Sold or Held	$18	$55	$96	$216
Service Class	Sold or Held	$43	$135	$235	$529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The portfolio manager seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover. The portfolio manager attempts to achieve a correlation between the Fund’s total return and that of the S&P 500® Index of at least 0.95, without taking expenses into account.

The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a passive investment approach, attempting to replicate the investment performance of the S&P 500® Index through automated statistical analytic procedures. To the extent that the Fund is unable to purchase all 500 stocks of the S&P 500® Index, the Fund will purchase a representative sample of the stocks listed in the S&P 500® Index in proportion to their weightings. However in some cases, the Fund’s weightings in particular industry segments represented in the S&P 500® Index may differ significantly from those of the S&P 500® Index.

The Fund also may invest to a lesser extent in debt securities, foreign (non-U.S.) securities and other securities that are not in the S&P 500® Index. Except for debt securities, which are used to manage cash flows, all securities held by the Fund are acquired to seek to fulfill its investment objective. The portfolio manager may use various investment techniques (which may involve the use of derivative instruments such as swaps, options, futures and options on futures) to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work. The Fund will not adopt a temporary defensive strategy in times of declining stock prices and therefore you will bear the risk of such declines.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-09, negative conditions and price declines may return unexpectedly and dramatically.

Passive Strategy Risk: The Fund utilizes a passive investment strategy, which attempts to replicate the composition of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the index may be affected by changes in the securities markets, changes in the composition of the index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund.

Redemption Risk is the risk that the Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

For a more detailed description of the Fund’s risks, please refer to “More on Strategies, Risks and Disclosure of Portfolio Holdings” in the Fund’s statutory prospectus. It is possible to lose money on an investment in the Fund, and this risk of loss is heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

GE Institutional Funds Prospectus

January 29, 2010 (as amended on September 28, 2010)

Performance

The bar chart and the Average Annual Total Returns table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gain distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-493-3042.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest	16.07%	(quarter ended June 30, 2009)
Lowest	-21.93%	(quarter ended December 31, 2008)

Average Annual Total Returns

(as of December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception (11/30/97 for Index)
Investment Class (inception 11/25/97)
Return Before Taxes	27.01	0.39	-0.99	3.10
Return After Taxes on Distributions[1]	26.17	-0.31	-1.81	2.28
Return After Taxes on Distributions and Sale of Fund Shares[1]	17.56	-0.07	-1.25	2.25
Service Class (inception 9/30/05)
Return Before Taxes	26.59	—	—	-0.41
S&P 500® Index (does not reflect expenses or taxes)	26.46	0.42	-0.96	3.06
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Investment Sub-Adviser

SSgA Funds Management, Inc. (SSgA FM)

Portfolio Managers

The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Sub-Adviser
Karl Schneider	9 years	Vice President of State Street Global Advisors and Principal of SSgA FM
John Tucker	3 years	Managing Director of State Street Global Advisors and Principal of SSgA FM

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments
• Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts directly with GE Investment Distributors, Inc., the Fund’s principal distributor).	$5 million	None

• GE affiliated retirement plans.

• Retirement plans that participate in GE Asset Management’s defined contribution full service program.

• Investment only defined contribution plans with a minimum plan asset size of $25 million.

• Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregate trades for plan participants through omnibus or pooled account arrangements.

• Qualified college savings plans.

• Investors who invest through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other types of arrangement with GE Asset Management, GE Investment Distributors, Inc. or the Fund as of January 29, 2008.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

GE Institutional Funds

P.O. Box 9838, Providence, RI 02940

Overnight delivery:

GE Institutional Funds

101 Sabin Street, Pawtucket, RI 02860; or

•	Calling us at 1-800-493-3042.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GEINS SP SP 9-28-2010

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